UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09781

PFS Funds
(Exact name of registrant as specified in charter)

1939 Friendship Drive, Suite C, El Cajon, CA 92020
(Address of principal executive offices) (Zip code)

CT Corporation System
155 Federal St., Suite 700, Boston, MA 02110
(Name and address of agent for service)

Registrant's telephone number, including area code: (619) 588-9700

Date of fiscal year end: June 30

Date of reporting period: June 30, 2026

Item 1. Reports to Stockholders.

TANDEM Fund

TICKER: TANDX

Annual Shareholder Report

June 30, 2026

This annual shareholder report contains important information about Tandem Fund (the "Fund") for the period of July 1, 2025 to June 30, 2026. You can find additional information about the Fund at https://www.tiafunds.com/literature. You can also request this information by contacting us at 1-877-743-7820.

This report describes changes to the Fund that occurred during the reporting period.
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 Investment	Costs Paid as a Percentage of a $10,000 Investment
Tandem Fund	$75	0.81%

Management's Discussion of Fund Performance

For the fiscal year ended June 30, 2026, the Fund returned -14.80% while its benchmark, the S&P 500® Index (the "S&P 500®"), advanced 22.32%. The Fund trailed the S&P 500® for the fiscal year, though the shortfall was concentrated in a few short stretches rather than spread evenly across it. Beginning in late August 2025, and again from late March through May 2026, the market's advance came almost entirely from a narrow group of companies tied to artificial intelligence. The Fund holds little exposure to those companies, as few of them meet the Fund's requirement of consistent growth in earnings, sales, cash flow, and dividends. Separately, in late January and early February 2026, concerns that artificial intelligence would disrupt established software, professional services, and financial services businesses drove sharp declines in several of the Fund's holdings, despite continued earnings growth at those companies. The Fund's cash position also detracted as the market advanced. For the fiscal year, our holdings in Amphenol, Johnson & Johnson, and NextEra Energy were strong contributors to the Fund's performance. Zoetis and Intuit were detractors from the Fund's performance for the fiscal year.

How did the Fund perform since Inception?

The Fund's past performance is not a good predictor of the Fund's future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Tandem Fund
S&P 500® Index

Average Annual Total Returns
	One Year	Five Years	Inception(A) (03/15/2019)
Tandem Fund	-14.80%	1.65%	5.59%
S&P 500® Index	22.32%	13.41%	16.12%
(A)	The Fund commenced operations on March 15, 2019.

Fund Statistics
Net Assets ($)	$15,544,702
Number of Portfolio Holdings	37
Portfolio Turnover Rate (%)	29%
Total Advisory Fees Paid ($)(B)	$221,227
Total Advisory Fees Before Waiver ($)	$235,998

(B)	Reflects portion of the combined management and service fee waiver.

1

What did the Fund invest in?
Top Ten Holdings (% of net assets)

Goldman Sachs FS Government Fund Institutional Class	6.93%
Amphenol Corporation – Class A	4.99%
United States Treasury 3.64%, due 07/07/26	4.82%
United States Treasury 3.64%, due 07/14/26	4.82%
NextEra Energy Inc.	4.23%
Intercontinental Exchange, Inc.	3.64%
ResMed, Inc.	3.64%
Microsoft Corporation	3.60%
Terreno Realty Corporation	3.50%
Steris PLC (Ireland)	3.39%
Sectors (% of net assets)

*	Net Assets represents cash equivalents and other assets in excess of liabilities.

Material Fund Changes

Effective November 11, 2025 the Castle Tandem Fund was renamed to the Tandem Fund and Tandem Investment Advisors, Inc., formerly the Fund's sub-adviser, replaced Castle Investment Management, LLC and became the new investment adviser. As a result, the Fund no longer has an investment sub-adviser. Effective November 11, 2025, the fees paid for the management and service fees were reduced to the annual rates of the average daily net assets stated below.

New management fee: 0.75%
New service fee: 0.20%

Additionally, effective November 11, 2025, the new investment adviser contractually agreed to waive management and service fees by an annual rate of 0.30% of the average daily net assets.

Availability of Additional Information about the Fund

Additional information is available at https://www.tiafunds.com/literature, including its:

· Prospectus

· Holdings

· Financial Information

· Proxy Voting information

Important Notice Regarding Delivery of Shareholder Documents

In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send you only one copy of these materials for as long as you remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-877-743-7820 and we will begin sending you separate copies of these materials within 30 days after we receive your request.

2

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that John W. Czechowicz is an audit committee financial expert. Mr. Czechowicz is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a-d) The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

	FYE 6/30/2026	FYE 6/30/2025
Audit Fees	$13,550	$12,800
Audit-Related Fees	$0	$0
Tax Fees	$3,500	$3,500
All Other Fees	$750	$0

Nature of Tax Fees: includes fees for services performed with respect to tax compliance, including review of equalization.
All Other Fees: Review of Semi-Annual Financials and Form N-CSR.

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted preapproval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant, the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, for the last two years.

Non-Audit Fees		FYE 6/30/2026	FYE 6/30/2025
Registrant		$4,250	$3,500
Registrant’s Investment Adviser		$0	$0

(h) The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6. Investments.

Tandem Fund
		Schedule of Investments
	June 30, 2026
Shares / Principal Amount		Fair Value	% of Net Assets

COMMON STOCKS

Arrangement of Transportation of Freight & Cargo
1,900	Expeditors International of Washington, Inc.	$ 309,662	1.99%

Beverages
1,800	PepsiCo, Inc.	243,720	1.57%

Electric & Other Services Combined
1,800	WEC Energy Group, Inc.	210,186	1.35%

Electric Services
7,500	NextEra Energy Inc.	658,275	4.23%

Electronic Connectors
4,400	Amphenol Corporation - Class A	775,808	4.99%

Industrial Instruments For Measurement, Display, and Control
1,400	Roper Technologies, Inc.	473,746	3.05%

Insurance Agents, Brokers & Services
7,700	Brown & Brown, Inc.	493,955	3.18%

Men's & Boys' Furnishings, Work Clothing, & Allied Garments
1,100	Cintas Corporation	187,088	1.20%

Orthopedic, Prosthetic & Surgical Appliances & Supplies
2,500	Steris PLC (Ireland)	526,425	3.39%

Pharmaceutical Preparations
4,100	Abbott Laboratories	372,034
1,300	Johnson & Johnson	330,161
4,500	Zoetis Inc. - Class A	323,370
		1,025,565	6.60%

Refuse Systems
1,600	Republic Services, Inc.	340,928
2,200	Waste Connections, Inc. (Canada)	366,718
		707,646	4.55%

Retail - Eating Places
1,200	McDonald’s Corporation	324,372	2.09%

Retail - Variety Stores
300	Costco Wholesale Corporation	280,641	1.80%

Security & Commodity Brokers, Dealers, Exchanges & Services
4,600	Intercontinental Exchange, Inc.	566,306
1,900	Nasdaq, Inc.	149,758
		716,064	4.61%

Security Brokers, Dealers & Flotation Companies
450	BlackRock, Inc.	432,702	2.78%

Services - Business Services, NEC
1,300	Broadridge Financial Solutions, Inc.	178,035
700	Mastercard Incorporated - Class A	359,520
1,200	Visa Inc. - Class A	411,708
		949,263	6.11%

Services - Computer Integrated Systems Design
3,700	Jack Henry & Associates, Inc.	509,638	3.28%

Services - Computer Processing & Data Preparation
1,400	Verisk Analytics, Inc.	251,342	1.62%

Services - Prepackaged Software
900	Intuit Inc.	234,900
1,500	Microsoft Corporation	559,530
		794,430	5.11%

Services - To Dwellings & Other Buildings
5,000	Rollins, Inc.	208,700	1.34%

Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics
5,100	Church & Dwight Co.	494,088
2,800	The Procter & Gamble Company	410,592
		904,680	5.82%

Surgical & Medical Instruments & Apparatus
800	Becton, Dickinson and Company	121,064
2,900	ResMed, Inc.	565,152
1,600	Stryker Corporation	503,744
		1,189,960	7.66%

Total for Common Stocks (Cost - $9,580,653)		12,173,868	78.32%

REAL ESTATE INVESTMENT TRUSTS
8,400	Terreno Realty Corporation	544,068	3.50%
	(Cost - $438,130)

GOVERNMENT SECURITIES
$ 750,000	United States Treasury 3.64% Due 07/07/2026 * **	749,551
750,000	United States Treasury 3.64% Due 07/14/2026 * **	749,030
250,000	United States Treasury 3.66% Due 07/21/2026 * **	249,500
	(Cost - $1,748,022)	1,748,081	11.24%

MONEY MARKET FUNDS
1,077,156	Goldman Sachs Financial Square Government Fund
	Institutional Class - 3.53% ***	1,077,156	6.93%
	(Cost - $1,077,156)

	Total Investments	15,543,173	99.99%
	(Cost - $12,843,961)

	Other Assets in Excess of Liabilities	1,529	0.01%

	Net Assets	$ 15,544,702	100.00%

* Zero coupon bond. Coupon rate disclosed represents yield at June 30, 2026.
** Level 2 Security.
*** The Yield shown represents the 7-day yield at June 30, 2026.
The accompanying notes are an integral part of these financial statements.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Tandem Fund

Statement of Assets and Liabilities
June 30, 2026

Assets:
Investments at Fair Value	$ 15,543,173
(Cost - $12,843,961)
Receivables:
Dividends	10,026
Total Assets	15,553,199
Liabilities:
Accrued Advisory Fees	8,497
Total Liabilities	8,497
Net Assets	$ 15,544,702

Net Assets Consist of:
Paid In Capital	$ 11,746,837
Total Distributable Earnings	3,797,865
Net Assets, for 505,017 Shares Outstanding	$ 15,544,702
(Unlimited shares authorized)
Net Asset Value, Offering and Redemption Price Per Share
($15,544,702/505,017 shares)	$ 30.78

Statement of Operations
For the fiscal year ended June 30, 2026

Investment Income:
Dividends (Net of foreign withholding tax of $637)	$ 360,211
Interest	170,360
Total Investment Income	530,571
Expenses:
Advisory Fees	235,998
Service Fees	102,167
Total Expenses	338,165
Less: Expenses Waived	(116,938)
Net Expenses	221,227

Net Investment Income	309,344

Realized and Unrealized Gain (Loss) on Investments
Realized Gain on Investments	1,816,911
Net Change in Unrealized Appreciation on Investments	(5,999,201)
Net Realized and Unrealized Loss on Investments	(4,182,290)

Net Decrease in Net Assets from Operations	$ (3,872,946)

The accompanying notes are an integral part of these financial statements.

Tandem Fund

Statements of Changes in Net Assets
	7/1/2025	7/1/2024
	to	to
	6/30/2026	6/30/2025
From Operations:
Net Investment Income	$ 309,344	$ 273,785
Net Realized Gain on Investments	1,816,911	1,587,508
Change in Net Unrealized Appreciation	(5,999,201)	2,189,940
Increase (Decrease) in Net Assets from Operations	(3,872,946)	4,051,233

From Distributions to Shareholders:	(1,666,438)	(1,092,216)

From Capital Share Transactions:
Proceeds From Sale of Shares	8,165,221	11,058,709
Shares Issued on Reinvestment of Dividends	1,525,649	918,153
Cost of Shares Redeemed	(23,228,537)	(11,446,529)
Net Increase (Decrease) from Shareholder Activity	(13,537,667)	530,333

Net Increase (Decrease) in Net Assets	(19,077,051)	3,489,350

Net Assets at Beginning of Year	34,621,753	31,132,403
Net Assets at End of Year	$ 15,544,702	$ 34,621,753

Share Transactions:
Issued	224,911	295,488
Reinvested	43,134	25,349
Redeemed	(666,048)	(308,024)
Net Increase (Decrease) in Shares	(398,003)	12,813
Shares Outstanding Beginning of Year	903,020	890,207
Shares Outstanding End of Year	505,017	903,020

The accompanying notes are an integral part of these financial statements.

Tandem Fund

Financial Highlights
Selected data for a share outstanding throughout each year:	7/1/2025	7/1/2024	7/1/2023	7/1/2022	7/1/2021
	to	to	to	to	to
	6/30/2026	6/30/2025	6/30/2024	6/30/2023	6/30/2022
Net Asset Value -
Beginning of Year	$ 38.34	$ 34.97	$ 34.01	$ 31.42	$ 34.03
Net Investment Income (a)	0.40	0.32	0.33	0.26	0.07
Net Gain/(Loss) on Investments (b)
(Realized and Unrealized)	(5.79)	4.39	1.36	2.98	(1.04)
Total from Investment Operations	(5.39)	4.71	1.69	3.24	(0.97)

Distributions (From Net Investment Income)	(0.23)	(0.37)	(0.33)	(0.17)	(0.07)
Distributions (From Realized Capital Gains)	(1.94)	(0.97)	(0.40)	(0.48)	(1.57)
Total Distributions	(2.17)	(1.34)	(0.73)	(0.65)	(1.64)

Net Asset Value -
End of Year	$ 30.78	$ 38.34	$ 34.97	$ 34.01	$ 31.42
Total Return (c)	(14.80)%	13.68%	5.00%	10.35%	(3.31)%
Ratios/Supplemental Data
Net Assets - End of Year (Thousands)	$ 15,545	$ 34,622	$ 31,132	$ 35,170	$ 32,688

Before Waiver
Ratio of Expenses to Average Net Assets	1.24%	1.58%	1.58%	1.58%	1.58%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.71%	0.42%	0.57%	0.38%	(0.20)%
After Waiver
Ratio of Expenses to Average Net Assets	0.81%	1.14%	1.18%	1.18%	1.18%
Ratio of Net Investment Income to Average Net Assets	1.13%	0.87%	0.97%	0.78%	0.20%
Portfolio Turnover Rate	29.10%	16.57%	11.43%	13.64%	25.25%

(a) Per share amounts were calculated using the average shares method.
(b) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the year, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.
(c) Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and distributions, if any.
The accompanying notes are an integral part of these financial statements.

NOTES TO THE FINANCIAL STATEMENTS
TANDEM FUND
June 30, 2026

1.) ORGANIZATION
The Tandem Fund (the “Fund”) was organized as a diversified series of the PFS Funds (the “Trust”) on March 5, 2019, and commenced operations on March 15, 2019. Effective November 11, 2025, the Fund's name changed to Tandem Fund from Castle Tandem Fund. The Trust was established under the laws of Massachusetts by an Agreement and Declaration of Trust dated January 13, 2000, as amended on January 20, 2011 (the “Trust Agreement”). The Trust is registered as an open-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of multiple separate and distinct portfolio series the assets and liabilities of which are separate and distinct from the assets and liabilities of the other series portfolios of the Trust. As of June 30, 2026, there were ten series authorized by the Trust. The investment adviser to the Fund is Tandem Investment Advisors, Inc. (the “Adviser”).

2.) SIGNIFICANT ACCOUNTING POLICIES
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

The Fund follows the significant accounting policies described in this section.

SEGMENT REPORTING:
The Fund is deemed to be an individual reporting segment and is not part of a consolidated reporting entity. The objective and strategy of the Fund is used by the Adviser to make investment decisions, and the results of the operations, as shown in the statement of operations and the financial highlights for the Fund is the information utilized for its day-to-day management. The Fund is party to the expense agreements as disclosed in the notes to the financial statements and resources are not allocated based on performance measurements. Due to the significance of oversight and their role, the co-Chief Investment Officers are deemed to jointly be the Chief Operating Decision Maker. Prior to November 11, 2025, the Founders of the prior adviser were deemed to jointly be the Chief Operating Decision Maker. (See Note 4 for additional information regarding the prior adviser.)

SECURITY VALUATION:
All investments in securities are valued as described in Note 3. The Trust’s Board of Trustees (“Board”) has designated the Adviser as “Valuation Designee” pursuant to Rule 2a-5 under the 1940 Act.

SHARE VALUATION:
The net asset value (the "NAV") is generally calculated as of the close of trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share is equal to the net asset value per share.

FEDERAL INCOME TAXES:
The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years. The Fund identifies its major tax jurisdictions as U.S. Federal and State tax authorities; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended June 30, 2026, the Fund did not incur any interest or penalties.

In December 2023, the FASB issued Accounting Standards Update 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures, which amends quantitative and qualitative income tax disclosure requirements in order to increase disclosure consistency, bifurcate income tax information by jurisdiction and remove information that is no longer beneficial. As a result of the Fund's continued compliance with the IRC requirements of regulated investment companies and the Fund's limited exposure to foreign withholding taxes on dividends received, management has determined that there is no material impact of the ASU on the Fund's financial statements.

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

USE OF ESTIMATES:
The financial statements are prepared in accordance with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

EXPENSES:
Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis.

OTHER:
The Fund records security transactions based on a trade date for financial reporting purposes. Dividend income is recognized on the ex-dividend date, and interest income, if any, is recognized on an accrual basis. The Fund uses the specific identification method in computing gain or loss on the sale of investment securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. The Fund may invest in real estate investment trusts (“REITs”) that pay distributions to their shareholders based on available funds from operations. It is common for these distributions to exceed the REITs’ taxable earnings and profits resulting in the excess portion of such distribution to be designated as return of capital. Distributions received from REITs are generally recorded as dividend income and, if necessary, are reclassified annually in accordance with tax information provided by the underlying REITs.

3.) SECURITIES VALUATIONS
The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

VALUATION OF FUND ASSETS
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks, including real estate investment companies). Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Valuation Designee believes such prices accurately reflect the fair value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security, and if an equity security is valued by the pricing service at its last bid, it is generally categorized as a level 2 security. When market quotations are not readily available, when the Valuation Designee determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted securities are being valued, such securities are valued as determined in good faith by the Valuation Designee, subject to review of the Board, and are categorized in level 2 or level 3, when appropriate.

Fixed Income Securities. Fixed income securities are valued using prices provided by a pricing service approved by the Board. If the Fund's Valuation Designee determines that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined under the fair value pricing procedures below.

Money market funds. Money market funds are valued at net asset value provided by the funds and are classified in level 1 of the fair value hierarchy.

In accordance with the Trust’s good faith pricing guidelines, the Valuation Designee is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no standard procedure for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Valuation Designee would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. The Board maintains responsibilities for the fair value determinations under Rule 2a-5 under the 1940 Act and oversees the Valuation Designee.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of June 30, 2026:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 12,173,868	$ -	$ -	$ 12,173,868
Real Estate Investment Trusts	544,068	-	-	544,068
Government Securities	-	1,748,081	-	1,748,081
Money Market Funds	1,077,156	-	-	1,077,156
Total	$ 13,795,092	$ 1,748,081	$ -	$ 15,543,173

Refer to the Fund’s Schedule of Investments for a listing of securities by industry. The Fund did not hold any Level 3 assets during the fiscal year ended June 30, 2026.

The Fund did not invest in derivative instruments during the fiscal year ended June 30, 2026.

4.) INVESTMENT ADVISORY AGREEMENT AND SERVICES AGREEMENT
Effective November 11, 2025, the Fund entered into an Investment Management Agreement with Tandem Investment Advisors, Inc. as the investment adviser of the Fund. Under the terms of the Investment Management Agreement, the Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust’s Trustees. The Adviser, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. For its services, the Adviser receives an annual investment management fee of 0.75% of the average daily net assets of the Fund. Prior to November 11, 2025, Tandem served as the investment sub-adviser and Castle Investment Management, LLC ("Prior Adviser") served as the investment adviser. Under the terms of the Prior Investment Management Agreement, the Prior Adviser managed the investment portfolio of the Fund, subject to policies adopted by the Trust's Trustees. The Prior Adviser, furnished office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. For its services, the Prior Adviser received an annual investment management fee of 1.00% of the average daily net assets of the Fund. As the former sub-adviser of the Fund, Tandem had responsibility for providing investment ideas and recommendations for the assets of the Fund, subject to the supervision of the Prior Adviser. As full compensation for all services rendered, including investment ideas and recommendations for the assets of the Fund, the Prior Adviser paid Tandem a sub-adviser fee. For the period of November 11, 2025 through June 30, 2026, the Adviser received management fees totaling $110,784, and for the period of July 1, 2025 through November 10, 2025, the Prior Adviser received management fees totaling $125,214. At June 30, 2026, the Fund owed $8,497 to the Adviser.

Effective November 11, 2025, the Fund also has a Services Agreement with the Adviser (the “Services Agreement”), under which the Fund pays the Adviser. Under the Services Agreement, the Adviser shall supervise the Fund’s business affairs and is obligated to pay the operating expenses of the Fund excluding management fees, brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), underlying fund fees and expenses, and extraordinary or non-recurring expenses. In addition, to the extent not otherwise provided by other parties under agreements with the Trust, the Adviser shall supply: (i) non-investment related statistical and research data; (ii) the services of a Chief Compliance Officer for the Trust with respect to the Fund; and (iii) executive and administrative services. The Adviser shall also assist with and/or supervise the preparation by the Trust’s administrator, transfer agent, and/or auditors of: (i) tax returns; (ii) reports to shareholders of the Fund; (iii) reports to, and filings with, the SEC, state securities commissions and Blue Sky authorities including preliminary and definitive proxy materials and post-effective amendments to the Trust’s registration statement; and (iv) necessary materials for meetings of the Trust’s Board of Trustees. The Adviser shall provide personnel to serve as officers of the Trust if so elected by the Trustees. Executive and administrative services include, but are not limited to, the coordination of all third parties furnishing services to the Fund, review of the books and records of the Fund maintained by such third parties, and the review and submission to the officers of the Fund for their approval, of invoices or other requests for payment of Fund expenses; and such other action with respect to the Fund as may be necessary in the opinion of the Adviser to perform its duties. For its services, the Adviser receives a service fee equal to 0.20% of the average daily net assets of the Fund. Prior to November 11, 2025, the Fund also was subject to a Prior Services Agreement with the Prior Adviser (the "Prior Services Agreement"), under which the Fund paid the Prior Adviser. The responsibilities of the Prior Adviser under the Prior Services Agreement were the same as those of the Adviser under the current Services Agreement. Under the Prior Services Agreement, the Prior Adviser received a service fee equal to 0.58% of the average daily net assets of the Fund. For the period of November 11, 2025 through June 30, 2026, the Adviser earned service fees totaling $29,543, and for the period of July 1, 2025 through November 10, 2025, the Prior Adviser earned service fees totaling $72,624.

Effective November 11, 2025, the Adviser has contractually agreed to waive Services Agreement and Management Agreement fees by 0.30% of its average daily net assets (the "Fee Waiver"). The Fee Waiver will automatically terminate on December 31, 2026 unless it is renewed by the Adviser. The Adviser may not terminate the Fee Waiver before December 31, 2026, and there are no recoupment provisions of the Fee Waiver. The Fee Waiver may be terminated by the Board of Trustees. A total of $44,314 in management and service fees were waived by the Adviser during the period of November 11, 2025 through June 30, 2026. From April 10, 2025 through November 10, 2025, the Prior Adviser contractually waived service fees by 0.58% of the Fund's average daily net assets. From November 1, 2022 through April 10, 2025, the Prior Adviser contractually waived service fees by 0.40% of the Fund's average daily net assets. From July 1, 2025 through November 10, 2025, the Prior Adviser contractually waived service fees totaling $72,624. There were no recoupment provisions of the service fees waived by the Prior Adviser.

5.) RELATED PARTY TRANSACTIONS
Certain officers and a Trustee of the Trust are also officers of Premier Fund Solutions, Inc. (the “Administrator”). These individuals receive benefits from the Administrator resulting from administration fees paid to the Administrator of the Fund by the Adviser and the Prior Adviser.

For the fiscal year ended June 30, 2026, the Trustees who are not interested persons of the Fund, each received $2,000, for a total of $6,000. These fees were paid by the Adviser and the Prior Adviser.

The Chief Compliance Officer (“CCO”) of the Fund was paid $5,610 in CCO fees for the fiscal year ended June 30, 2026, by the Adviser and the Prior Adviser.

6.) INVESTMENT TRANSACTIONS
For the fiscal year ended June 30, 2026, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $6,288,739 and $15,807,497, respectively. Purchases and sales of U.S. Government obligations aggregated $54,786,649 and $60,197,229, respectively.

7.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of June 30, 2026, Raymond James & Associates Inc. held for the benefit of their customers, in the aggregate, 45.03% of Fund shares. The Trust does not know whether the foregoing entity or any of the underlying beneficial holders owned or controlled 25% or more of the voting securities of the Fund.

8.) TAX MATTERS
For Federal income tax purposes, the cost of securities owned at June 30, 2026 was $12,868,227.

At June 30, 2026, the composition of gross unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) of investments on a tax basis was as follows:

Appreciation	Depreciation		Net Appreciation/(Depreciation)
$3,912,096	($1,237,150)		$2,674,946

The tax character of distributions was as follows:

	Fiscal Year Ended		Fiscal Year Ended
	June 30, 2026		June 30, 2025
Ordinary Income	$ 173,333		$ 301,824
Long-Term Capital Gain	1,493,105		790,392
	$ 1,666,438		$ 1,092,216

At June 30, 2026, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income			$ 273,974
Undistributed Long-Term Capital Gain			848,945
Unrealized Appreciation – Net			2,674,946
			$ 3,797,865

As of June 30, 2026, the primary differences between book and tax basis unrealized appreciation were attributable to the tax deferral of wash sales.

For the tax year ended June 30, 2026, the following permanent adjustment was recorded. The adjustment was primarily attributed to the use of equalization for tax purposes:

Paid In Capital	$979,329
Total Distributable Earnings	($979,329)

9.) CONTINGENCIES AND COMMITMENTS
The Trust indemnifies its officers and the Board for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

10.) SUBSEQUENT EVENTS
Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment to or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Tandem Fund and
Board of Trustees of PFS Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Tandem Fund (the “Fund”), a series of PFS Funds, as of June 30, 2026, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2026, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2026, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2010.

/s/ Cohen & Company, Ltd.
COHEN & COMPANY, LTD.
Greenwood Village, Colorado
August 24, 2026

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

None.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

On November 10, 2025, a special meeting of the shareholders of the Fund was held at the offices of Mutual Shareholder Services, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147 for the following purpose:

1. To approve a new investment management agreement between the Trust, on behalf of the Castle Tandem Fund and Tandem Investment Advisors, Inc. ("Tandem"), the Fund's current investment sub-adviser.

Below are the voting results from the special meeting to approve a new investment management agreement between the Trust, on behalf of the Fund and Tandem Investment Advisors, Inc.

	For:	474,845.83
	Against:	522.00
	Abstain:	960.00

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

See Item 7.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

Item 16. Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Not applicable.

(a)(3) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PFS Funds

By: /s/ James Craft
James Craft
President

Date: 8/28/2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ James Craft
James Craft
President (Principal Executive Officer)

Date: 8/28/2026

By: /s/ Jeffrey R. Provence
Jeffrey R. Provence
Chief Financial Officer (Principal Financial Officer)

Date: 8/28/2026